UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 20, 2017

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 Martin Farm Road, Suite 100, Suwanee, Georgia		30024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition.

On November 20, 2017, SANUWAVE Health, Inc., a Nevada Corporation (the "Company"), announced its financial results for the three and nine months ended September 30, 2017 and provided a business update. A copy of the related press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01
Regulation FD Disclosure

The Company hosted a conference call with investors on November 21, 2017 at 10:00 a.m., Eastern Time, to discuss the financial results for the three and nine months ended September 30, 2017 and provide a business update. A copy of management’s prepared remarks is furnished as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.
Description

99.1
Press release, dated November 20, 2017, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health reports third quarter financial results and provides a business update.”

99.2
Management’s prepared remarks for the November 21, 2017, SANUWAVE Health, Inc. conference call to discuss the three months ended September 30, 2017 financial results and provide a business update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: November 22, 2017	By:	/s/ Lisa E. Sundstrom
	Name:	Lisa E. Sundstrom
	Title:	Controller and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Description

99.1
Press release, dated November 20, 2017, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health reports third quarter financial results and provides a business update.”

99.2
Management’s prepared remarks for the November 21, 2017, SANUWAVE Health, Inc. conference call to discuss the three months ended September 30, 2017 financial results and provide a business update.